UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 28, 2008

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

John A. Arnesen, President and Chief Operating Officer of Nevada Gold & Casinos, Inc. (the “Company”) announced his resignation from the Company effective March 1, 2008 to accept a position with The Jumeirah Group as Managing Director of Asia Asia, a multi-billion dollar hospitality, shopping and entertainment destination being developed by BAWADI in Dubai, United Arab Emirates. The Company does not expect to name a replacement and his responsibilities will be assumed by Robert Sturges, Chief Executive Officer, who has recently signed a three year contract extension with the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K: 99.1 Press Release dated January 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: January 28, 2008	By:	/s/ Ernest E. East
Ernest E. East
Senior Vice President

  INDEX TO EXHIBITS

Item	Exhibit
99.1	Press Release dated January 28, 2008